EXHIBIT 99.2

Regency Centers Corporation

September 30, 2012

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
September 30, 2012

Earnings Press Release................................................................................................................................................	1

Summary Information:

Summary Financial Information..................................................................................................................................	7

Summary Real Estate Information..............................................................................................................................	8

Financial Information:

Consolidated Balance Sheets.......................................................................................................................................	9

Consolidated Statements of Operations (FFO Format)...............................................................................................	10

FFO and Other Information.........................................................................................................................................	11

Consolidated Statements of Operations (GAAP Basis)..............................................................................................	13

Summary of Consolidated Debt..................................................................................................................................	14

Summary of Line of Credit, Unsecured Public Debt and Public Debt Covenants......................................................	15

Summary of Preferred Stock.......................................................................................................................................	16

Investment Activity:

Property Transactions..................................................................................................................................................	17

Development and Redevelopment Information...........................................................................................................	18

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	20

Unconsolidated Balance Sheets...................................................................................................................................	21

Unconsolidated Statements of Operations...................................................................................................................	22

Summary of Unconsolidated Debt..............................................................................................................................	23

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	24

Average Base Rent by State.........................................................................................................................................	25

Portfolio Summary Report by State............................................................................................................................	26

Significant Tenant Rents..............................................................................................................................................	43

Lease Expiration Schedule..........................................................................................................................................	44

Forward-Looking Statements:

Earnings and Valuation Guidance................................................................................................................................	46

Reconciliation of FFO and Core FFO Guidance to Net Income.................................................................................	47

Glossary of Terms........................................................................................................................................................	48

Regency Centers Reports Third Quarter Results
Same-Property NOI Growth of 4.4%

JACKSONVILLE, Fla. (November 7, 2012) - Regency Centers Corporation (“Regency” or the “Company”) announced today financial and operating results for the quarter ended September 30, 2012.

Earnings

Regency reported Core Funds From Operations (Core FFO) for the third quarter of $55.6 million, or $0.62 per diluted share, compared to $54.9 million, or $0.61 per diluted share, for the same period in 2011. For the nine months ended September 30, 2012 Core FFO was $174.3 million, or $1.94 per diluted share, compared to $156.3 million, or $1.77 per diluted share, for the same period last year.

Regency reported net income attributable to common stockholders for the third quarter of $11.6 million, or $0.13 per diluted share, compared to net income of $8.5 million, or $0.09 per diluted share, for the same period in 2011. Net income attributable to common stockholders for the nine months ended September 30, 2012 was $30.5 million, or $0.34 per diluted share, compared to $23.6 million, or $0.26 per diluted share, for the same period last year.

Funds From Operations (FFO) for the third quarter was $52.0 million, or $0.58 per diluted share. For the same period in 2011, the Company reported FFO of $56.0 million, or $0.62 per diluted share. For the nine months ended September 30, 2012 FFO was $163.2 million, or $1.81 per diluted share, compared to $163.8 million, or $1.85 per diluted share, for the same period last year.

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity. An additional performance measure used by Regency, Core FFO, represents FFO as defined above, excluding, but not limited to, transaction income or expense, gains or losses from the early extinguishment of debt, development and outparcel gains or losses and other non-core items. The Company provides a reconciliation of FFO to Core FFO.

Operations

For the three months ended September 30, 2012, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased at period end, same properties only: 94.3%

•	Percent leased at period end, all properties: 93.6%

•	Increase in same property net operating income (NOI) over the same period last year, excluding termination fees: 4.4%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 13.7%

•	Leasing transactions, including in-process developments: 396 new and renewal lease transactions for a total of 1.3 million square feet

For the nine months ended September 30, 2012, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased at period end, same properties only: 94.3%

•	Percent leased at period end, all properties: 93.6%

•	Increase in same property net operating income (NOI) over the same period last year, excluding termination fees: 4.0%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 6.1%

•	Leasing transactions, including in-process developments: 1,343 new and renewal lease transactions for a total of 4.0 million square feet

Investments

Property Transactions

During the quarter, Regency sold three co-investment operating properties at a gross sales price of $61.5 million representing a weighted average cap rate of 8.2%. Regency's share of the gross sales price was $20.3 million. Also, Regency sold one outparcel at a gross sales price of $725,000. As previously reported, the Company completed the sale of a 15-property portfolio (“Portfolio”) during the quarter to an affiliate of Blackstone Real Estate Partners VII for total consideration of $321.0 million, representing a weighted average cap rate of 8.1%. Regency retained a $47.5 million preferred equity investment in the entity that owns the Portfolio, which will earn an annual preferred return of 10.5%. This preferred investment can be redeemed after 12 months by Regency and after 18 months by either party.

During the quarter, Regency purchased one property, on a wholly owned basis, at a gross purchase price of $59.5 million and a cap rate on in-place income of 5.0%. Located at one of the most desirable intersections in San Diego, Balboa Mesa is a 189,321 square foot in-fill shopping center anchored by Vons, Kohl's and CVS. Regency will commence a $12 million redevelopment of the shopping center in early 2013 that will include the addition of 16,000 square feet of new retail space. Once the redevelopment is complete, the estimated NOI yield increases to approximately 6.0% as a result of an estimated incremental return on the redevelopment of more than 8.0%.

Developments and Redevelopments

At September 30, 2012, the Company had seven projects in development with estimated net development costs of $241.7 million. Additionally, Regency had three redevelopment projects in process with estimated net incremental costs, including its pro-rata share of co-investment partnerships, of $13.2 million.

Capital Markets

Unsecured Credit Facility

During the quarter, Regency amended its existing unsecured revolving credit facility (the “Facility”) and increased the Facility by $200 million to a total of $800 million (the “Amended Facility”). The Amended Facility bears interest at an annual rate of LIBOR plus 140 basis points (inclusive of a 22.5 basis point facility fee) and is based on the higher of the Company's current corporate credit ratings from Moody's and S&P. The maturity date on the Amended Facility is extended by one year and will expire in September 2016. Additionally, the Company retained a one-year extension option.

Preferred Stock

During the quarter, Regency issued $75 million of 6.00% Series 7 Cumulative Redeemable Preferred Stock (“Series 7 Stock”). The Company used the proceeds for the redemption of its 6.70% Series 5 Cumulative Redeemable Preferred Stock (“Preferred Redemption”). Beginning in 2013, the Preferred Redemption and the issuance of the Series 7 Stock will result in annual preferred dividend savings of approximately $525,000.

Guidance

The Company has updated certain components of its 2012 earnings and valuation guidance and introduced initial 2013 earnings guidance. Some of these changes are summarized below. Please refer to the Company's third quarter 2012 supplemental information package for the complete list of updates.

	Full Year 2012 Guidance		Full Year 2013 Guidance
	Previous Guidance	Updated Guidance
Core FFO/share(a)	$2.42 - $2.48	$2.48 - $2.52	$2.45 - $2.53
FFO/share(a)	$2.30 - $2.36	$2.34 - $2.39	$2.42 - $2.50
Same-property NOI growth - without termination fees(b)	2.8% - 3.8%	3.6% - 4.1%
Same-property percent leased - at period end(b)	93.5% - 94.5%	94.0% - 94.5%
Rental rate growth for spaces vacant less than 12 months(c)	(1.0)% - 2.5%	2.5% - 5.5%

(a)	Per diluted share

(b)	Wholly owned and Regency's pro-rata share of co-investment partnerships

(c)	Rent growth is calculated on a same-space, cash basis

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

All numbers are per share except weighted average shares
	Full Year		Full Year
Funds From Operations Guidance:	2012		2013
Net income attributable to common stockholders	$0.42	0.47	$0.60	0.68

Adjustments to reconcile net income to FFO:

Depreciation expense, amortization and other amounts	1.92	1.92	1.82	1.82

Funds From Operations	$2.34	2.39	$2.42	2.50

Adjustments to reconcile FFO to Core FFO:
One-time additional preferred devidend payment	0.02	0.02	—	—
Gain on redemption of preferred units	(0.02)	(0.02)	—	—
Original preferred stock issuance costs expensed	0.11	0.11	—	—
All other non-core items	0.03	0.02	0.03	0.03

Core Funds From Operations	$2.48	2.52	$2.45	2.53

Weighted average shares (000's)	89,928		90,838

Conference Call

In conjunction with Regency's third quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Thursday, November 8, 2012 at 10:00 a.m. EST on the Company's web site www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the web site.

The Company has published forward-looking statements and additional financial information in its third quarter 2012 supplemental information package that may help investors estimate earnings for 2012. A copy of the Company's third quarter 2012 supplemental information will be available on the Company's web site at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended September 30, 2012. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Actual (in thousands)

For the Periods Ended September 30, 2012 and 2011	Three Months Ended		Year to Date
	2012	2011	2012	2011
Net income attributable to common stockholders	$11,637	8,510	$30,515	23,556
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	25,362	28,337	81,611	85,199
Depreciation and amortization - unconsolidated partnerships	10,639	10,793	32,516	33,023
Consolidated JV partners' share of depreciation	(184)	(177)	(548)	(559)
Provision for impairment	1,146	6,699	23,655	11,279
Amortization of leasing commissions and intangibles	3,777	3,987	11,817	12,324
Gain on sale of operating properties, net of tax	(451)	(2,212)	(16,529)	(2,237)
Income deferrals under the Restricted Gain Method for GAAP	—	—	—	—
Loss from deferred compensation plan, net	—	64	—	1,120
Noncontrolling interest of exchangeable partnership units	39	27	116	77

Funds From Operations	51,965	56,028	163,153	163,782

Dilutive effect of share-based awards	(144)	(181)	(465)	(527)
Funds from Operations for calculating Diluted FFO per Share	$51,821	55,847	$162,688	163,255

Funds From Operations	$51,965	56,028	$163,153	163,782
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel (gain) loss, net of dead deal costs and tax	449	613	(773)	(731)
Provision for impairment	1	—	1,000	—
Provision for hedge ineffectiveness	9	—	20	—
(Gain) loss on early debt extinguishment	852	(1,738)	856	(1,740)
Restructuring charges	—	—	—	—
Original preferred stock issuance costs expensed	2,283	—	10,119	—
Gain on redemption of preferred units	—	—	(1,875)	—
One-time additional preferred dividend payment	—	—	1,750	—
Transaction fees and promotes	—	—	—	(5,000)

Core Funds From Operations	55,559	54,903	174,250	156,311

Dilutive effect of share-based awards	(144)	(181)	(465)	(527)
Core Funds From Operations for calculating Diluted Core FFO per Share	$55,415	54,722	$173,785	155,784

Weighted Average Shares for Diluted FFO per Share	89,839	89,694	89,713	88,236

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of dominant grocery-anchored and community shopping centers. At September 30, 2012, the Company owned 347 retail properties, including those held in co-investment partnerships. Including tenant-owned square footage, the portfolio encompassed 46.1 million square feet located in top markets throughout the United States. Since 2000, Regency has developed 209 shopping centers, including those currently in-process, representing an investment at completion of more than $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.
###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
September 30, 2012
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2012	2011	2012	2011
Core Funds From Operations (Core FFO)	$55,559	54,903	$174,250	156,311
Core FFO per share (diluted)	$0.62	0.61	$1.94	1.77
Diluted Core FFO per share growth rate	1.6%		9.6%
Funds From Operations (FFO)	$51,965	56,028	$163,153	163,782
FFO per share (diluted)	$0.58	0.62	$1.81	1.85
Diluted share and unit count
Weighted average diluted shares	89,839	89,694	89,713	88,236
Dividends paid per share and unit	$0.463	0.463	$1.388	1.388
Payout ratio of diluted Core FFO per share	74.6%	75.8%	71.5%	78.4%
Coverage ratios
Interest only	3.4	3.3	3.5	3.2
Fixed Charge (consolidated)	2.4	2.6	2.7	2.6
Fixed Charge (including pro-rata share of co-investment partnerships)	2.2	2.3	2.4	2.3

	As of	As of	As of
Capital Information	9/20/2012	12/31/2011	12/31/2010
Market price per common share	$48.73	37.62	42.24
Common Shares and Equivalents Outstanding	90,565	90,099	82,064
Market equity value of Common and Convertible shares	$4,413,231	3,389,525	3,466,385
Non-Convertible Preferred Units and shares	$325,000	325,000	325,000
Outstanding debt	$1,821,412	1,982,440	2,094,469
Total market capitalization	$6,559,643	5,696,966	5,885,854
Total real estate at cost before depreciation	$4,281,196	4,488,794	4,417,746
Total assets at cost before depreciation	$4,566,275	4,778,690	4,695,417
Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	90,388	89,922	81,887
Exchangeable O.P. Units held by noncontrolling interests	177	177	177
Common Shares and Equivalents Issued and Outstanding	90,565	90,099	82,064

Summary Real Estate Information
September 30, 2012
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2012	6/30/2012	9/30/2011	6/30/2011
Number of shopping centers - All properties	347	364	367	367
Number of shopping centers - Operating properties	340	354	355	348
Number of shopping centers - Same properties	330	348	323	325
Number of projects in development	7	11	18	19

Gross Leasable Area (GLA) - All properties	40,113	42,382	42,446	42,491
GLA including anchor-owned stores - All properties	46,143	49,517	49,800	50,091
GLA - Operating properties	39,015	41,094	40,794	40,703
GLA - Same properties	37,620	40,093	37,515	38,043
GLA - Projects in development	1,098	1,288	1,652	1,788

Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,179	30,171	29,943	29,941
GLA including anchor-owned stores - All properties	33,021	36,118	36,071	36,222
GLA - Operating properties	27,081	28,883	28,299	28,205
GLA - Same properties	25,927	28,122	25,363	25,694
GLA - Projects in development	1,098	1,288	1,644	1,736

% leased - All properties	93.6%	93.1%	92.6%	91.8%
% leased - Operating properties	94.3%	94.0%	92.9%	92.1%
% leased - Same properties (1)	94.3%	94.3%	93.2%	92.8%
Average % leased - Same properties (1)	94.0%	93.9%	92.8%	92.7%

Rental rate growth for spaces vacant less than 12 months - YTD (2)	6.1%	2.4%	1.0%	1.4%
Same property NOI growth - YTD	3.9%	3.7%	(0.9)%	(1.2)%
Same property NOI growth without termination fees - YTD	4.0%	3.8%	0.2%	0.1%

(1) Prior periods adjusted for current same property pool.
(2) Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets
September 30, 2012 and December 31, 2011
(in thousands)

	2012	2011
Assets
Real estate investments at cost:
Land, building and improvements	$3,610,422	3,877,835
Properties in development	220,753	224,077
	3,831,175	4,101,912
Less: accumulated depreciation	768,301	791,619
	3,062,874	3,310,293
Investments in real estate partnerships	450,021	386,882
Net real estate investments	3,512,895	3,697,175
Cash and cash equivalents	21,350	11,402
Restricted cash	6,133	6,050
Accounts receivable, net of allowance for doubtful accounts	28,220	37,733
Straight line rent receivables, net of reserves	48,677	48,132
Notes receivable	23,777	35,784
Deferred costs, net of accumulated amortization	68,141	70,204
Acquired lease intangible assets, net of accumulated amortization	35,581	27,054
Trading securities held in trust, at fair value	23,208	21,713
Other assets	29,992	31,824
Total assets	$3,797,974	3,987,071
Liabilities and Equity
Liabilities:
Notes payable	$1,756,412	1,942,440
Unsecured credit facilities	65,000	40,000
Total notes payable	1,821,412	1,982,440
Accounts payable and other liabilities	129,483	101,862
Derivative instruments, at fair value	86	37
Acquired lease intangible liabilities, net of accumulated accretion	18,506	12,662
Tenants' security and escrow deposits	14,053	20,416
Total liabilities	1,983,540	2,117,417
Equity:
Stockholder's Equity:
Preferred stock	325,000	275,000
Common stock, $.01 par	904	899
Additional paid in capital, net of treasury stock	2,293,925	2,266,620
Accumulated other comprehensive loss	(64,378)	(71,429)
Distributions in excess of net income	(756,114)	(662,735)
Total stockholders' equity	1,799,337	1,808,355
Noncontrolling Interests:
Preferred units	—	49,158
Exchangeable operating partnership units	(1,079)	(963)
Limited partners' interest in consolidated partnerships	16,176	13,104
Total noncontrolling interests	15,097	61,299
Total equity	1,814,434	1,869,654
Total liabilities and equity	$3,797,974	3,987,071

Ratios	2012	2011
Debt to real estate assets, before depreciation	42.5%	44.2%
Debt to total assets, before depreciation	39.9%	41.5%
Debt to total assets, before depreciation and including prorata share of JV's (1)	43.7%	45.0%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV's	49.6%	50.6%
Unsecured assets to total real estate assets (wholly owned only)	77.5%	79.7%
Unsecured NOI to total NOI (wholly owned only)	78.8%	80.7%

(1) debt ratio would be 43.5% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations
For the Periods Ended September 30, 2012 and 2011
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Real Estate Revenues:
Minimum rent	$88,004	90,539	$273,642	269,606
Percentage rent	377	429	1,935	1,487
Recoveries from tenants	23,042	23,329	72,456	71,897
Termination Fees	472	429	1,030	3,531
Other income	1,731	4,727	8,710	8,433
	113,626	119,453	357,773	354,954
Real Estate Operating Expenses:
Operating and maintenance	16,395	18,255	52,899	55,699
Provision for doubtful accounts	786	336	2,000	2,547
Real estate taxes	13,328	13,649	42,888	42,689
	30,509	32,240	97,787	100,935
Net Operating Income	83,117	87,213	259,986	254,019
Fees, Development and Outparcel Gains:
Asset management fees	1,637	1,683	4,889	5,089
Property management fees	3,519	3,667	10,665	11,339
Transaction fees	—	—	—	5,000
Leasing commissions and other fees	1,287	1,590	4,507	5,565
Gain on sale of outparcels and land	227	—	2,041	—
Dead deal and acquisition costs	(191)	(573)	(403)	(824)
Income tax benefit (expense)	(484)	36	(484)	1,633
	5,995	6,403	21,215	27,802
Other Operating Expense (Income):
General and administrative	14,875	13,890	43,943	44,076
Other expenses	190	1,081	1,231	2,264
Depreciation and amortization (including FF&E)	30,155	33,271	96,217	100,518
Interest expense, net	28,313	30,867	85,648	92,297
Gain on sale of operating properties	—	(1,973)	(9,226)	(1,973)
(Income) loss from deferred compensation plan, net	15	65	4	1,120
Provision for impairment - wholly owned properties	1,147	6,699	24,655	6,699
Hedge ineffectiveness	—	—	(1)	—
	74,695	83,900	242,471	245,001
Equity in Income of Unconsolidated Partnerships:
Operating income	4,960	4,586	11,894	9,104
Gain on sale of operating properties	451	239	7,303	264
Provision for impairment - JV properties	—	—	—	(4,580)
Hedge ineffectiveness - JV properties	(8)	—	(24)	—
	5,403	4,825	19,173	4,788
Net Income	19,820	14,541	57,903	41,608
Noncontrolling Interests:
Preferred units	—	931	(629)	2,794
Exchangeable operating partnership units	39	27	116	77
Limited partners' interest in consolidated partnerships	212	154	636	425
Net Income Attributable to Noncontrolling Interests	251	1,112	123	3,296
Net Income Attributable to Controlling Interests	19,569	13,429	57,780	38,312
Preferred Stock Dividends	7,932	4,919	27,265	14,756
Net Income Attributable to Common Stockholders	$11,637	8,510	$30,515	23,556

These Consolidated Statements of Operations are not in accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information
For the Periods Ended September 30, 2012 and 2011
(in thousands, except share information)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Reconciliation of Net income to Funds from Operations
Net income attributable to common stockholders	$11,637	8,510	$30,515	23,556
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	25,362	28,337	81,611	85,199
Depreciation and amortization - unconsolidated partnerships	10,639	10,793	32,516	33,023
Consolidated JV partners' share of depreciation	(184)	(177)	(548)	(559)
Provision for impairment (2)	1,146	6,699	23,655	11,279
Amortization of leasing commissions and intangibles	3,777	3,987	11,817	12,324
Gain on sale of operating properties, net of tax (2)	(451)	(2,212)	(16,529)	(2,237)
Loss from deferred compensation plan, net (3)	—	64	—	1,120
Noncontrolling interest of exchangeable partnership units	39	27	116	77
Funds From Operations (1)	$51,965	56,028	$163,153	163,782
Reconciliation of FFO to Core FFO
Funds from operations	$51,965	56,028	$163,153	163,782
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel (gain) loss, net of dead deal costs and tax (2)	449	613	(773)	(731)
Provision for impairment (2)	1	—	1,000	—
Provision for hedge ineffectiveness (2)	9	—	20	—
(Gain) loss on early debt extinguishment (2)	852	(1,738)	856	(1,740)
Original preferred stock issuance costs expensed	2,283	—	10,119	—
Gain on redemption of preferred units	—	—	(1,875)	—
One-time additional preferred dividend payment	—	—	1,750	—
Transaction fees and promotes	—	—	—	(5,000)
Core Funds From Operations (1)	$55,559	54,903	$174,250	156,311
FFO Per Share Reconciliation (Diluted):
Net income attributable to common stockholders	$0.13	0.09	$0.34	0.26
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	0.29	0.32	0.91	0.97
Depreciation and amortization - unconsolidated partnerships	0.12	0.12	0.36	0.37
Consolidated JV partners' share of depreciation	—	—	—	—
Provision for impairment (2)	0.01	0.07	0.26	0.13
Amortization of leasing commissions and intangibles	0.04	0.04	0.13	0.14
Gain on sale of operating properties, net of tax (2)	(0.01)	(0.02)	(0.19)	(0.03)
Loss from deferred compensation plan, net (3)	—	—	—	0.01
Noncontrolling interest of exchangeable partnership units	—	—	—	—
Funds From Operations	$0.58	0.62	$1.81	1.85
Reconciliation of FFO to Core FFO
Funds from operations	$0.58	0.62	$1.81	1.85
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel (gain) loss, net of dead deal costs and tax (2)	—	0.01	(0.01)	—
Provision for impairment (2)	—	—	0.01	—
Provision for hedge ineffectiveness (2)	—	—	—	—
(Gain) loss on early debt extinguishment (2)	0.01	(0.02)	0.01	(0.02)
Original preferred stock issuance costs expensed	0.03	—	0.12	—
Gain on redemption of preferred units	—	—	(0.02)	—
One-time additional preferred dividend payment	—	—	0.02	—
Transaction fees and promotes	—	—	—	(0.06)
Core Funds From Operations	$0.62	0.61	$1.94	1.77

(1) See the definition of Funds From Operations and Core Funds From Operations included in the Glossary of Terms.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.
(3) Effective 2012, FFO is no longer adjusted for the deferred compensation plan.

Additional Disclosures
For the Periods Ended September 30, 2012 and 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Additional Disclosures:
Straight-line rental income, net of reserve	$1,290	731	$4,656	3,257
Above- and below- market rent amortization	232	319	672	717
Pro-rata share of JV straight-line rental income, net	360	204	1,138	568
Pro-rata share of JV above- and below- market rent amortization	388	400	1,173	1,284
Impairment losses including pro-rata share of JV's	1,146	6,699	24,653	11,279
Stock based compensation expense	2,921	2,768	8,784	8,293
Non-cash derivative amortization included in interest expense	2,374	2,367	7,117	7,100
Capitalized interest	1,231	336	2,477	1,293
Capitalized direct leasing compensation costs	2,535	2,625	8,219	7,875
Capitalized direct development compensation costs	2,952	602	8,245	2,081
Fees earned from 3rd parties as reported for GAAP	6,441	6,940	20,060	26,993
Fees earned from 3rd parties, excluding REG owned portion	5,069	5,553	15,898	22,759

Components of same property NOI (wholly owned and Regency's pro-rata share of co-investment partnerships):
Revenues	$133,568	128,503	$398,131	389,079
Expenses	36,444	35,262	109,406	111,171
Same property NOI	$97,124	93,241	$288,725	277,908

Capital Expenditures (non-revenue enhancing only):
Leasing commissions, including pro rata share of JV's	$5,278	5,365	$13,582	12,235
Tenant improvements, including pro rata share of JV's	2,291	2,195	8,568	5,010
Building improvements, including pro rata share of JV's	6,881	6,039	17,921	11,581
Major Renovations, including pro rata share of JV's	1,338	1,372	4,077	4,888

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended September 30, 2012 and 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$88,003	87,974	$272,590	261,702
Percentage rent	378	430	1,935	1,487
Recoveries from tenants and other income	25,191	27,676	81,933	81,170
Management, transaction, and other fees	6,441	6,940	20,060	26,993
Total revenues	120,013	123,020	376,518	371,352
Operating Expenses:
Depreciation and amortization	30,155	32,497	95,866	98,047
Operating and maintenance	16,389	17,693	52,702	53,833
General and administrative	15,641	11,671	45,783	43,801
Real estate taxes	13,306	13,181	42,628	41,137
Other expense	1,660	2,194	3,516	4,130
Total operating expenses	77,151	77,236	240,495	240,948
Other Expense (Income):
Interest expense, net of interest income	27,462	30,867	84,796	92,297
Gain on sale of real estate	(228)	—	(2,041)	—
Provision for impairment	1,147	6,362	24,655	6,362
Loss on early debt extinguishment	852	—	852	—
Net investment (income) loss from deferred compensation plan	(752)	2,283	(1,836)	1,395
Total other expense	28,481	39,512	106,426	100,054
Income before equity in income of investments in real estate partnerships	14,381	6,272	29,597	30,350
Equity in income of investments in real estate partnerships	5,403	4,825	19,173	4,788
Income from continuing operations	19,784	11,097	48,770	35,138
Discontinued Operations, net:
Operating income	36	1,123	528	4,149
Gain on sale of properties	—	2,321	8,605	2,321
Income from discontinued operations	36	3,444	9,133	6,470
Net income	19,820	14,541	57,903	41,608
Noncontrolling Interests:
Preferred units	—	(931)	629	(2,794)
Exchangeable operating partnership units	(39)	(27)	(116)	(77)
Limited partners' interests in consolidated partnerships	(212)	(154)	(636)	(425)
Net (income) loss attributable to noncontrolling interests	(251)	(1,112)	(123)	(3,296)
Net income attributable to controlling interests	19,569	13,429	57,780	38,312
Preferred stock dividends	(7,932)	(4,919)	(27,265)	(14,756)
Net income attributable to common stockholders	$11,637	8,510	$30,515	23,556
These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
September 30, 2012 and December 31, 2011
(in thousands)

Total Debt Outstanding:	9/30/2012	12/31/2011
Mortgage loans payable:
Fixed rate secured loans	$446,358	439,880
Variable rate secured loans	12,222	12,665
Unsecured debt offering fixed rate	1,297,832	1,489,895
Unsecured credit facilities	65,000	40,000
Total	$1,821,412	1,982,440

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2012	$2,022	—	—	2,022	6.8%
2013	7,595	16,330	—	23,925	7.1%
2014	7,091	27,183	150,000	184,274	5.0%
2015	5,618	46,485	350,000	402,103	5.3%
2016	5,487	14,161	65,000	84,648	6.2%
2017	4,584	84,266	400,000	488,850	5.9%
2018	3,746	57,358	—	61,104	6.2%
2019	2,704	106,000	—	108,704	7.8%
2020	2,676	43,330	150,000	196,006	6.1%
2021	2,782	—	250,000	252,782	4.8%
>10 years	8,113	6,055	—	14,168	0.2%
Unamortized debt (discount)/premium	—	4,994	(2,168)	2,826
	$52,418	406,162	1,362,832	1,821,412	5.8%

(1) Includes unsecured public debt and unsecured credit facilities.

Percentage of Total Debt:	9/30/2012	12/31/2011
Fixed	95.7%	97.3%
Variable	4.3%	2.7%
Current Average Interest Rates:(2)
Fixed	5.7%	5.8%
Variable	1.8%	1.8%
Effective Interest Rate	5.5%	5.7%

(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.1	5.0
Variable	3.6	3.2

Summary of Line of Credit, Unsecured Public Debt and Public Debt Covenants
September 30, 2012
(in thousands)

Outstanding Line of Credit and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit	9/13/2012	9/5/2016	LIBOR + 1.175%	$65,000
$100 Million Term Loan	11/17/2011	12/15/2016	LIBOR + 1.45%	$—
Unsecured Public Debt:	4/1/2004	4/15/2014	4.950%	$150,000
	7/18/2005	8/1/2015	5.250%	$350,000
	6/5/2007	6/15/2017	5.875%	$400,000
	6/2/2010	6/15/2020	6.000%	$150,000
	10/7/2010	4/15/2021	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	6/30/2012	3/31/2012	12/31/2011	9/30/2011
Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	36%	36%	35%	36%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.2	2.9	2.9	3.1
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	298%	302%	304%	298%
Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	43%	42%	42%	42%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	10%	9%	10%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.2	2.9	2.9	3.1
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	249%	253%	257%	252%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Preferred Stock
September 30, 2012
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/28/2012	2/28/2017	75,000	2,787
				$325,000	$11,401

Property Transactions
September 30, 2012
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor Tenant (1)
Jan-12	Lake Grove Commons	GRI (40%)	Lake Grove, NY	141	$72,500	$29,000	5.6%	Whole Foods
Jun-12	Tysons Corner CVS	Other (50%)	Vienna, VA	13	13,800	6,900	8.3%	CVS
Aug-12	Balboa Mesa		San Diego, CA	189	59,500	59,500	5.0%	Vons, Kohl's, CVS
	Total Acquisitions			343	$145,800	$95,400	5.4%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant (1)
Feb-12	Shoppes at Mason		Cincinnati, OH	81	$8,200	$8,200	6.8%	Kroger
Mar-12	Trophy Club		Dallas, TX	107	14,900	14,900	7.8%	Tom Thumb
Apr-12	Park Plaza	Oregon (20%)	San Pedro, CA	194	62,000	12,400	5.6%	Sprouts
Apr-12	Stanford Ranch Village	GRI (40%)	Rocklin, CA	90	18,460	7,384	6.5%	Raley's
May-12	Cooper Street		Arlington, TX	128	10,613	10,613	11.0%	Office Max, Home Depot
Jun-12	Waterside Marketplace		Houston, TX	25	7,900	7,900	8.3%	(Kroger)
Jul-12	Brentwood Commons	GRI (40%)	Bensenville, IL	125	14,850	5,940	8.3%	Dominick's
Jul-12	First State Plaza	GRI (40%)	Stanton, DE	161	25,050	10,020	8.0%	Shoprite, AMC
Jul-12	Portolio Disposition (2)				321,000	273,500	8.1%
	Applegate Ranch Shopping Center		Modesto, CA	144				Mashalls, PETCO, (Wal-Mart), (Super Target)
	Clovis Commons		Fresno, CA	175				Best buy, TJ Maxx, PetSmart, Office Depot, (Target)
	Plaza Rio Vista		Riverside, CA	68				Stater Bros.
	Beneva Village Shops		Sarasota, FL	142				Publix, Harbor Freight Tools, Walgreens
	East Port Plaza		Port St. Lucie, FL	163				Publix, Medvance, Walgreens
	First Street Plaza		Fort Myers, FL	55				Publix
	Martin Downs Town Center		Stuart, FL	65				Publix
	Martin Downs Village Center		Stuart, FL	113				Martin Memorial, Beall's Outlet
	Martin Downs Village Shoppes		Stuart, FL	49				Walgreens
	Frankfort Crossing		Frankfort, IL	115				Jewel Osco, Ace Hardware
	Garner Town Square		Raleigh, NC	184				Kroger, Office Max, (Target), (Home Depot)
	Wadsworth Crossing		Akron, OH	108				PETCO, Office Max, Bed, Bath, & Beyond, (Target)
	Nashboro Village		Nashville, TN	87				Kroger
	Preston Park Village		Dallas, TX	239				Tom Thumb, Gap
	Shops at Highland Village		Dallas, TX	352				AMC Theatre, Barnes & Noble
Sep-12	Baker Hill Center	Oregon (20%)	Glen Ellyn, IL	135	21,600	4,320	8.4%	Dominick's
	Total Dispositions			3,105	$504,573	$355,177	8.0%
(1) Retailers in parentheses are a shadow anchor and not part of the owned property
(2) Retained $47.5 million preferred equity investment with 10.5% annual preffered return; redeemable by Regency after 12 months or by either party after 18 months

Developments and Redevelopments
September 30, 2012
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Projects in Development:					(in thousands)	(in thousands)		(in thousands)		(in thousands)
East Washington Place (3)	CA	Santa Rosa-Petaluma	Target, Sprout's & Dick's	7/1/2013	60,863	46,732	7.2%	203	69%	341	82%
South Bay Village (4)	CA	Los Angeles-Long Beach-Santa Ana	Orchard Supply Hardware, HomeGoods	9/1/2012	28,614	4,747	7.2%	107	100%	108	100%
Kent Place	CO	Denver-Aurora	King Soopers	10/1/2012	9,119	964	9.2%	48	92%	48	92%
Shops at Erwin Mill	NC	Durham-Chapel Hill, NC Metro	Harris Teeter	2/1/2014	14,384	7,092	9.4%	90	64%	90	64%
Northgate Marketplace	OR	Medford	Trader Joe's, REI	10/1/2012	19,440	2,049	8.1%	81	99%	81	99%
Southpark at Cinco Ranch	TX	Houston-Sugar Land-Baytown	Kroger & Academy Sports	11/1/2012	31,557	12,604	8.8%	243	88%	243	88%
Grand Ridge Plaza	WA	Seattle-Tacoma-Bellevue,WA	Safeway, Regal Cinemas & Marshalls	6/1/2013	77,721	54,294	8.4%	326	63%	326	63%
Total Projects in Development		7			241,698	128,482	8.1%	1,098	77%	1,237	80%

Development Completions:
Centerplace of Greeley III Ph II	CO	Greeley	TJ Maxx	3/1/2012	2,110	177	10.0%	25	100%	25	100%
Nocatee Town Center	FL	Jacksonville	Publix	2/1/2010	14,304	(4,106)	6.7%	70	100%	70	100%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg-Clearwater	Target	8/1/2009	7,253	(17)	3.1%	9	56%	152	97%
Village at Lee Airpark	MD	Baltimore-Towson	Giant	11/1/2010	24,107	788	8.2%	88	97%	88	97%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	3/1/2011	8,407	(2,368)	6.9%	65	93%	65	93%
Market at Colonnade	NC	Raleigh-Cary	Whole Foods	3/1/2011	15,270	103	9.3%	58	96%	58	96%
Total Development Completions		6			71,450	(5,423)	7.5%	314	96%	457	97%

Redevelopments:					Incremental Costs (5)	Incremental Costs to Complete	Incremental Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Various Properties		3			$13,211	1,366	9.2%	579	92%	579	92%

Notes:
New starts for the quarter are in bold.
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs. Negative amounts due to expected outparcel proceeds.

(2) The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds and additional interest and overhead capitalization is estimated to be 7.60% (Projects in Development) and 7.86% (Development Completions).

(3) Conversion of previously purchased land with incremental net development costs of $47,229 at an incremental stabilized yield of 9.3%.
(4) Conversion of previously purchased land with incremental net development costs of $11,247 at an incremental stabilized yield of 14.7%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Projected Development Funding, Completions and Land Held
September 30, 2012
(in thousands)

In-Process Developments Projected Funding (1)
	Q4 2012E	Q1 2013E	Q2 2013E	Q3 2013E	Q4 2013E	2014+E
	$25,000 - $31,000	$22,000 - $27,000	$22,000 - $27,000	$9,000 - $15,000	$5,000 - $9,000	$9,000 - $22,000

Estimated Development Completion Schedule
	Q4 2012E	2013E	2014+E
Net Dev. Costs:	$47,500 - $58,000	$169,000 - $171,000	$14,000 - $15,000

Land Held for Future Development (2)
	# of Projects	Net Development Costs To Date
	10	$61,897

(1) Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2) Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments
September 30, 2012
(in thousands)

						Regency
Co-investment Parter and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 9/30/2012	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	27	3,005	$523,848	$275,502	20.00%	$55,100	$26,368	$8,456
(JV-CCV)	Cameron Village	1	553	103,583	47,300	30.00%	14,190	16,717	494
		28	3,558	627,431	322,802
GRI
(JV-GRI)	Various	78	9,930	1,979,851	1,004,715	40.00%	401,886	282,682	7,090
Charter Hall Retail REIT
(JV-M3)	Various	4	376	60,570	44,070	24.95%	10,995	(11)	(19)
CalSTRS
(JV-RC)	Various	9	902	177,815	91,879	25.00%	22,970	17,540	362
Regency Retail Partners
(JV-RRP)	Various	9	1,535	326,230	207,204	20.00%	41,441	15,637	285
USAA
(JV-USA)	Various	8	809	124,501	66,917	20.01%	13,389	2,428	237
Publix
(JV-O)	Various	6	551	74,930	—	50.00%	—	36,820	1,414
H.E.B.
(JV-O)	Various (1)	1	137	26,267	26,142	50.00%	13,071	100	157
Individual Investors
(JV-O)	Various (1)	1	13	26,404	10,996	50.00%	5,499	3,311	(232)
BRE Throne Holdings LLC	Portfolio (2)	—	—	—	—	47.80%	—	48,429	929

		144	17,811	$3,423,999	$1,774,725		$578,541	$450,021	$19,173
(1) Includes land held for future development
(2) Represents Regency's preferred equity investment in BRE Throne Holdings LLC ("BRET") acquired in July 2012 in conjuction with a portfolio sale of 15 properties to BRET. As the property holdings in BRET do not change Regency's preferred retur BRET's portfolio information is not included.

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers' Investment in Real Estate Partnerships:
Equity of Regency Centers in Unconsolidated Partnerships	$526,029
add: Preferred equity investment in BRE Throne Holdings LLC	47,500
less: Impairment	(5,880)
less: Ownership percentage or Restricted Gain Method deferral	(39,426)
less: Net book equity in excess of purchase price	(78,202)
Regency Centers' Investment in Real Estate Partnerships	$450,021

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share
September 30, 2012 and December 31, 2011
(in thousands)

	2012	2011
Assets
Real estate, at cost	$1,291,621	1,284,113
Less: accumulated depreciation	235,467	214,599
	1,056,154	1,069,514
Properties in development	12,458	12,442
Net real estate investments	1,068,612	1,081,956
Cash and cash equivalents	11,452	11,805
Accounts receivable, net of allowance for doubtful accounts	8,471	9,072
Straight line rent receivable, net of reserves	12,334	11,609
Deferred costs, net	14,469	13,484
Acquired lease intangible assets, net	21,019	22,950
Other assets	2,543	4,596
Regency only assets(1)	5,057	5,482
Total assets	$1,143,957	1,160,954
Liabilities and Equity
Liabilities:
Notes payable	$578,541	610,430
Accounts payable and other liabilities	22,598	21,216
Tenants’ security and escrow deposits	2,953	2,788
Acquired lease intangible liabilities, net	13,836	14,099
Total liabilities	617,928	648,533
Equity:
Equity - Regency Centers	526,029	512,421
Total Liabilities and Equity	$1,143,957	1,160,954

(1) Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share
For the periods ended September 30, 2012 and December 31, 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$24,424	24,029	$73,485	73,377
Percentage rent	114	80	784	731
Recoveries from tenants	6,812	6,765	20,514	21,844
Termination fees	45	32	374	109
Other income	318	869	1,614	1,669
Total revenues	31,713	31,775	96,771	97,730

Operating expense (income):
Operating and maintenance	4,493	4,579	13,765	15,206
Real estate taxes	3,765	3,935	11,725	12,269
Provision for doubtful accounts	278	419	655	1,386
Other expense (income)	13	(6)	90	27
Total operating expenses	8,549	8,927	26,235	28,888

Net operating income	23,164	22,848	70,536	68,842

Other expense (income):
General and administrative	348	654	1,634	1,514
Depreciation and amortization expense	10,655	10,668	32,563	32,916
Interest expense, net	8,145	8,293	25,421	26,479
Gain on sale of real estate	(451)	(60)	(7,303)	(288)
(Gain) loss on extinguishment of debt	—	(1,741)	4	(1,741)
Loss on hedge ineffectiveness	9	—	20	—
Preferred return on equity investment	(929)	—	(929)	—
Other expense	—	86	—	494
Total other expense	17,777	17,900	51,410	59,374

Net income before Regency only expense (income)	5,387	4,948	19,126	9,468

Regency only expense (income):
Accretion of excess investment	(53)	(54)	(159)	(157)
Depreciation of capitalized costs	37	177	112	257
Provision for impairment on investment in real estate partnerships	—	—	—	4,580
Total Regency only expense (income)	(16)	123	(47)	4,680
Net income	$5,403	4,825	$19,173	4,788
Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt
September 30, 2012 and December 31, 2011
(in thousands)

Total Debt Outstanding:	9/30/2012	12/31/2011
Mortgage loans payable:
Fixed rate secured loans	$1,762,227	1,853,982
Variable rate secured loans	10,998	—
Unsecured line of credit variable rate	1,500	20,798
Total	$1,774,725	1,874,780

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2012	$4,344	5,601	$1,500	11,445	3,201	6.0%
2013	19,215	24,373	—	43,588	15,957	5.0%
2014	21,325	65,733	—	87,058	27,433	5.3%
2015	21,895	130,796	—	152,691	49,619	5.6%
2016	19,139	329,757	—	348,896	105,638	5.9%
2017	18,437	200,607	—	219,044	51,596	6.0%
2018	18,918	87,341	—	106,259	25,715	6.0%
2019	18,691	65,939	—	84,630	21,824	7.4%
2020	15,428	242,632	—	258,060	95,416	5.7%
2021	10,376	151,432	—	161,808	64,540	4.9%
>10 Years	13,626	286,337	—	299,963	117,777	4.7%
Net unamortized debt premium / (discount)	—	1,283	—	1,283	(175)
	$181,394	1,591,831	$1,500	1,774,725	578,541	5.6%

Percentage of Total Debt:	9/30/2012	12/31/2011
Fixed	99.3%	98.9%
Variable	0.7%	1.1%
Current Average Interest Rates: (1)
Fixed	5.6%	5.6%
Variable	3.9%	3.1%
Effective Interest Rate	5.6%	5.6%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	6.3	4.6
Variable	4.2	0.5

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2012

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA ('000s)	Rent Growth
3rd Quarter 2012	323	950	$19.09	11.5%	7.2	$0.86	289	891	13.7%
2nd Quarter 2012	426	1,049	18.98	(0.1)%	4.9	1.53	356	932	2.1%
1st Quarter 2012	333	782	19.45	0.5%	5.0	1.32	280	689	2.9%
4th Quarter 2011	391	879	19.98	(0.6)%	5.0	1.40	319	776	1.6%
Total - 12 months	1,473	3,659	$19.35	2.6%	5.6	$1.28	1,244	3,288	5.0%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (000s)	Rent Growth
3rd Quarter 2012	72	218	$22.46	33.2%	16.2	$3.14	38	160	61.9%
2nd Quarter 2012	134	217	21.59	(6.9)%	6.5	5.26	64	100	1.1%
1st Quarter 2012	89	189	19.05	(5.2)%	6.8	4.41	36	97	6.0%
4th Quarter 2011	131	203	22.84	(4.6)%	5.7	5.25	59	99	5.4%
Total - 12 months	426	827	$21.54	2.6%	8.9	$4.50	197	456	18.7%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (000s)	Rent Growth
3rd Quarter 2012	251	731	$18.09	5.2%	4.6	$0.18	251	731	5.2%
2nd Quarter 2012	292	832	18.30	2.2%	4.4	0.56	292	832	2.2%
1st Quarter 2012	244	592	19.58	2.4%	4.4	0.33	244	592	2.4%
4th Quarter 2011	260	676	19.12	0.9%	4.9	0.24	260	676	0.9%
Total - 12 months	1,047	2,832	$18.71	2.7%	4.6	$0.34	1,047	2,832	2.7%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2012	396	1,280	$18.26	7.5	$1.03
2nd Quarter 2012	542	1,591	18.81	7.1	2.24
1st Quarter 2012	405	1,168	17.90	8.1	1.30
4th Quarter 2011	480	1,188	19.62	6.0	2.53
Total - 12 months	1823	5,226	$18.65	7.2	$1.80
Notes:
Rent growth is on a same space, cash basis, and pro rata
All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2012
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent (2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	79.2%	$1,530	0.4%	$13.67
Arizona	4	410	1.4%	87.2%	4,870	1.2%	14.30
California	68	6,532	23.2%	94.5%	130,212	30.8%	22.27
Colorado	20	1,495	5.3%	93.8%	17,720	4.2%	13.46
Connecticut	1	72	0.3%	99.8%	1,697	0.4%	24.11
Delaware	3	270	1.0%	92.6%	3,521	0.8%	14.74
District of Columbia	2	12	—%	100.0%	759	0.2%	61.05
Florida	50	4,240	15.0%	92.5%	50,487	12.0%	13.26
Georgia	17	1,318	4.7%	92.6%	19,625	4.6%	16.59
Illinois	12	1,116	4.0%	96.8%	14,761	3.5%	13.73
Indiana	5	110	0.4%	87.8%	1,709	0.4%	18.22
Kentucky	1	23	0.1%	100.0%	382	0.1%	17.52
Maryland	16	721	2.6%	95.4%	11,937	2.8%	18.79
Massachusetts	3	390	1.4%	93.9%	6,579	1.6%	18.69
Michigan	2	118	0.4%	41.6%	460	0.1%	20.52
Minnesota	5	207	0.7%	98.0%	2,728	0.6%	13.43
Missouri	4	408	1.4%	99.0%	4,156	1.0%	10.28
Nevada	1	331	1.2%	91.1%	3,541	0.8%	13.47
New Jersey	2	63	0.2%	95.8%	1,011	0.2%	17.05
New York	1	57	0.2%	100.0%	1,679	0.4%	29.68
North Carolina	16	1,074	3.8%	94.1%	13,970	3.3%	14.96
Ohio	12	1,509	5.4%	96.4%	16,286	3.9%	11.30
Oregon	9	778	2.8%	91.0%	10,610	2.5%	17.93
Pennsylvania	11	655	2.3%	96.5%	12,460	3.0%	19.93
South Carolina	6	176	0.6%	97.7%	2,319	0.5%	13.64
Tennessee	5	392	1.4%	93.6%	5,169	1.2%	14.28
Texas	27	2,710	9.6%	95.1%	39,657	9.4%	16.92
Virginia	29	1,888	6.7%	95.2%	30,344	7.2%	17.30
Washington	11	852	3.0%	83.5%	11,257	2.7%	21.65
Wisconsin	2	108	0.4%	93.1%	778	0.2%	7.76
Total All Properties	347	28,179	100.0%	93.6%	$422,214	100.0%	$16.92

(1) Includes leases that are executed but not yet rent paying.
(2) Does not include ground leases.

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2,008	85	85	86.2%		—	54	Publix	$14.79
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2,003	118	59	69.3%		—	44	Publix	$11.55
			AL			203	144	79.2%	79.2%	—	99
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2,000	113	113	86.7%		—	55	Safeway	$14.79
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1,999	108	22	88.1%		—	55	Safeway	$13.05
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1,996	239	239	94.2%		—	—	Golf & Tennis Pro Shop, Inc.	$13.87
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2,000	36	36	41.0%		—	—	-	$19.44
			AZ			496	410	87.2%	87.2%	—	111
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2,004	240	240	93.7%		—	68	Ralphs, Jimbo's...Naturally!	$28.10
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2,000	89	89	97.8%		143	58	Albertsons, (Target)	$26.44
Auburn Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	1,990	134	54	87.2%		—	46	Bel Air Market	$19.43
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	—	189	189	—%		—	42	Von's Food & Drug, Kohl's	$17.58
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1,990	122	49	100.0%		—	32	Mollie Stone's Market	$21.86
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1,990	93	19	98.4%		—	34	Safeway	$24.31
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1,987	352	141	98.1%		—	25	Sprout's Markets, Target	$16.10
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2,004	260	260	94.1%		—	14	Fresh & Easy, Orchard Supply Hardware	$19.61
Corral Hollow	JV-RC	25%	CA	Stockton	2,000	167	42	98.3%		—	66	Safeway, Orchard Supply & Hardware	$16.14
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1,988	179	179	94.7%		—	40	Bristol Farms	$34.19
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1,982	63	63	90.6%		53	53	(Safeway)	$35.25
East Washington Place			CA	Santa Rosa-Petaluma	2,011	203	203	69.4%		138	—	(Target), Dick's Sporting Goods, TJ Maxx	NA
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1,995	136	136	94.0%		—	36	Von's Food & Drug	$22.82
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2,000	256	256	99.6%		67	78	(Lucky's), Trader Joe's	$26.25
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1,984	91	91	84.2%		—	42	Von's Food & Drug	$15.55

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Encina Grande			CA	San Francisco-Oakland-Fremont	1,965	102	102	95.8%		—	23	Safeway	$26.63
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2,004	233	47	83.3%		124	44	Stater Bros., (Target)	$17.60
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2,005	67	13	100.0%		—	—	24 Hour Fitness	$28.01
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1,960	145	58	96.4%		—	35	Albertsons	$24.63
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	1,999	90	90	92.4%		—	55	Safeway	$19.03
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2,004	99	99	95.3%		—	44	Stater Bros.	$23.74
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1,989	147	147	93.3%		—	55	Ralphs	$29.93
Gateway 101			CA	San Francisco-Oakland-Fremont	2,008	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2,002	85	85	95.5%		—	38	Gelson's Markets	$16.90
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2,006	242	242	92.5%		—	—	Lowe's	$6.03
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1,965	226	90	97.1%		—	24	Sprout's Markets	$20.64
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2,003	66	13	100.0%		—	52	Ralphs	$22.46
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1,981	230	230	98.8%		—	44	Ralphs	$28.99
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2,010	180	180	84.9%		236	94	(Home Depot), (WinCo), Toys R Us	$15.79
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2,007	38	38	81.4%		—	14	Fresh & Easy	$17.67
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1,985	42	17	97.9%		39	39	(Albertsons)	$24.85
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1,983	113	113	96.9%		53	53	(Safeway)	$17.06
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2,001	68	14	100.0%		—	26	Whole Foods	$32.23
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1,957	127	51	100.0%		—	43	Safeway	$18.45
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1,996	91	91	97.4%		—	43	Stater Bros.	$20.98
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1,964	102	41	95.5%		—	44	Albertsons	$13.00

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1,985	149	149	94.9%		—	58	Albertsons	$20.18
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1,982	83	83	99.3%		—	44	Albertsons	$15.83
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	1,998	104	104	92.3%		—	40	Safeway	$17.37
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2,004	30	30	100.0%		—	30	Whole Foods	$55.66
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1,984	95	95	92.9%		—	37	Von's Food & Drug	$21.84
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1,970	228	91	100.0%		—	—	Target, Toys "R" Us	$22.77
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1,987	212	85	94.4%		—	50	Von's Food & Drug	$17.95
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1,987	166	166	100.0%		—	10	Trader Joe's	$29.64
Raley's Supermarket	JV-C2	20%	CA	Sacramento--Arden-Arcade--Roseville	1,964	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1,981	153	61	87.6%		—	40	Von's Food & Drug	$19.03
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1,989	52	52	100.0%		—	37	Superior Super Warehouse	$18.73
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1,982	50	50	100.0%		38	38	(Safeway)	$30.53
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1,966	97	19	96.4%		—	48	Von's Food & Drug	$22.50
Sequoia Station			CA	San Francisco-Oakland-Fremont	1,996	103	103	100.0%		62	62	(Safeway)	$34.61
Silverado Plaza	JV-GRI	40%	CA	Napa	1,974	85	34	100.0%		—	32	Nob Hill	$15.65
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1,988	92	37	100.0%		—	53	Safeway	$15.37
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	2,012	108	108	100.0%		—	—	Orchard Supply Hardware	NA
Strawflower Village			CA	San Francisco-Oakland-Fremont	1,985	79	79	95.3%		—	34	Safeway	$18.56
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1,990	146	146	96.4%		—	56	Safeway	$21.21
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1,978	98	39	100.0%		—	41	Ralphs	$16.24
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1,988	198	198	98.1%		—	45	Albertsons, Target	$17.92
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2,003	173	173	100.0%		—	35	Whole Foods, Kohl's	$23.36

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1,984	76	76	92.8%		—	43	Von's Food & Drug	$19.34
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2,005	27	27	70.4%		—	—	-	$24.02
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2,003	129	26	96.7%		165	—	Krikorian Theaters, (Lowe's)	$25.25
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2,003	55	11	45.5%		—	25	Frazier Farms	$17.28
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2,006	11	11	100.0%		—	—	-	$32.79
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1,996	88	88	98.4%		—	25	Safeway	$16.59
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1,975	191	191	90.2%		—	72	Von's Food & Drug and Sprouts	$14.59
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2,003	92	92	97.7%		—	51	Albertsons	$25.34
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1,992	108	108	99.1%		—	78	El Super	$13.58
Woodside Central			CA	San Francisco-Oakland-Fremont	1,993	81	81	100.0%		113	—	(Target)	$20.87
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1,968	110	44	100.0%		—	17	Fresh & Easy	$34.34
			CA			8,689	6,532	94.6%	95.3%	1,443	2,564
Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1,956	370	148	94.0%		—	71	King Soopers, Wal-Mart	$9.69
Arapahoe Village	JV-GRI	40%	CO	Boulder	1,957	159	64	79.3%		—	44	Safeway	$16.40
Belleview Square			CO	Denver-Aurora	1,978	117	117	100.0%		—	65	King Soopers	$16.36
Boulevard Center			CO	Denver-Aurora	1,986	80	80	95.9%		53	53	(Safeway)	$22.16
Buckley Square			CO	Denver-Aurora	1,978	116	116	98.0%		—	62	King Soopers	$8.89
Centerplace of Greeley III Phase I			CO	Greeley	2,007	119	119	88.8%		—	—	Sports Authority	$13.59
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1,978	86	34	94.7%		—	52	King Soopers	$9.83
Crossroads Commons	JV-C	20%	CO	Boulder	1,986	143	29	100.0%		—	66	Whole Foods	$24.88
Falcon Marketplace			CO	Colorado Springs	2,005	22	22	78.7%		184	50	(Wal-Mart Supercenter)	$21.48
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2,003	100	25	93.8%		—	66	King Soopers	$8.65
Kent Place			CO	Denver-Aurora	2,011	48	48	92.1%		—	30	King Soopers	NA
Littleton Square			CO	Denver-Aurora	1,997	94	94	78.6%		—	50	King Soopers	$12.02
Lloyd King Center			CO	Denver-Aurora	1,998	83	83	98.3%		—	61	King Soopers	$11.11
Marketplace at Briargate			CO	Colorado Springs	2,006	29	29	96.3%		66	66	(King Soopers)	$26.56
Monument Jackson Creek			CO	Colorado Springs	1,999	85	85	100.0%		—	70	King Soopers	$10.92

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1,977	83	33	95.1%		—	55	King Soopers	$9.05
Shops at Quail Creek			CO	Denver-Aurora	2,008	38	38	96.3%		100	100	(King Soopers)	$24.52
South Lowry Square			CO	Denver-Aurora	1,993	120	120	94.7%		—	63	Safeway	$11.95
Stroh Ranch			CO	Denver-Aurora	1,998	93	93	97.0%		—	70	King Soopers	$12.04
Woodmen Plaza			CO	Colorado Springs	1,998	116	116	95.3%		—	70	King Soopers	$12.21
			CO			2,103	1,495	93.8%	93.8%	403	1,162
Corbin's Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1,962	180	72	99.8%		—	10	Trader Joe's	$24.11
			CT			180	72	99.8%	99.8%	—	10
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2,006	23	6	100.0%		—	12	Trader Joe's	$36.32
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1,930	17	7	100.0%		—	—	-	$82.00
			DC			40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	1,981	232	232	91.4%		—	49	Acme Markets, K-Mart	$12.85
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1,971	67	27	100.0%		—	—	-	$21.97
White Oak - Dover, DE			DE	Dover	2,000	11	11	100.0%		—	—	-	$32.73
			DE			310	270	92.6%	92.6%	—	49
Anastasia Plaza			FL	Jacksonville	1,988	102	102	96.7%		—	49	Publix	$11.50
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1,974	103	103	76.8%		—	36	Publix	$19.05
Berkshire Commons			FL	Naples-Marco Island	1,992	110	110	96.9%		—	66	Publix	$13.20
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1,987	268	268	98.6%		—	40	Publix, Wal-Mart, Bealls	$8.82
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1,993	112	112	80.3%		—	46	Publix	$13.49
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2,007	11	11	87.9%		98	—	(Kohl's)	$34.95
Canopy Oak Center	JV-O	50%	FL	Ocala	2,006	90	45	85.6%		—	54	Publix	$18.91
Carriage Gate			FL	Tallahassee	1,978	77	77	86.8%		—	—	-	$16.75
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1,986	157	157	93.0%		—	54	Publix	$18.39
Corkscrew Village			FL	Cape Coral-Fort Myers	1,997	82	82	100.0%		—	51	Publix	$13.20

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Courtyard Shopping Center			FL	Jacksonville	1,987	137	137	100.0%		63	63	(Publix), Target	$3.33
East Towne Center			FL	Orlando	2,003	70	70	90.0%		—	45	Publix	$12.55
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2,001	45	11	89.9%		—	28	Publix	$12.04
Fleming Island			FL	Jacksonville	2,000	137	137	76.7%		130	48	Publix, (Target)	$20.00
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1,991	90	90	100.0%		—	42	Publix	$15.15
Grande Oak			FL	Cape Coral-Fort Myers	2,000	79	79	92.9%		—	54	Publix	$14.13
Hibernia Pavilion			FL	Jacksonville	2,006	51	51	97.4%		—	39	Publix	$17.05
Hibernia Plaza			FL	Jacksonville	2,006	8	8	16.7%		—	—	-	$13.89
Horton's Corner			FL	Jacksonville	2,007	15	15	100.0%		—	—	-	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1,996	58	12	97.6%		—	48	Publix	$10.01
John's Creek Center	JV-C2	20%	FL	Jacksonville	2,004	75	15	80.5%		—	45	Publix	$12.13
Julington Village	JV-C	20%	FL	Jacksonville	1,999	82	16	98.3%		—	51	Publix	$14.15
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1,999	75	75	95.5%		—	51	Publix	$12.11
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2,001	64	32	100.0%		—	44	Publix	$12.12
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1,983	90	90	79.2%		—	—	LA Fitness	$18.17
Millhopper Shopping Center			FL	Gainesville	1,974	80	80	100.0%		—	46	Publix	$14.35
Naples Walk Shopping Center			FL	Naples-Marco Island	1,999	125	125	82.3%		—	51	Publix	$13.49
Newberry Square			FL	Gainesville	1,986	181	181	93.9%		—	40	Publix, K-Mart	$7.89
Nocatee Town Center			FL	Jacksonville	2,007	70	70	100.0%		—	54	Publix	$13.83
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1,995	75	75	95.8%		—	48	Publix	$12.52
Oakleaf Commons			FL	Jacksonville	2,006	74	74	82.9%		—	46	Publix	$13.35
Ocala Corners			FL	Tallahassee	2,000	87	87	98.6%		—	61	Publix	$13.52
Old St Augustine Plaza			FL	Jacksonville	1,990	232	232	94.3%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.62
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2,000	77	38	100.0%		—	61	Publix	$13.15
Pine Tree Plaza			FL	Jacksonville	1,999	63	63	100.0%		—	38	Publix	$12.71
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2,004	78	16	88.0%		—	45	Publix	$15.07
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1,986	350	350	94.2%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.57

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Seminole Shoppes			FL	Jacksonville	2,009	73	73	98.1%		—	54	Publix	$18.91
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1,990	108	108	98.7%		—	46	Winn-Dixie	$13.90
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2,004	105	53	93.5%		97	45	Publix, (Kohl's)	$17.19
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2,008	15	7	80.8%		—	—	-	$17.78
Shops at John's Creek			FL	Jacksonville	2,004	15	15	91.6%		—	—	-	$15.23
Starke			FL	None	2,000	13	13	100.0%		—	—	-	$24.65
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2,007	108	108	94.8%		—	—	Kohl's	$4.52
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2,008	9	9	55.6%		143	—	(Target)	$19.14
Town Square			FL	Tampa-St. Petersburg-Clearwater	1,999	44	44	95.7%		—	—	-	$26.36
Village Center			FL	Tampa-St. Petersburg-Clearwater	1,993	181	181	90.7%		—	36	Publix	$15.91
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2,002	63	16	84.7%		—	44	Publix	$10.79
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1,982	110	110	86.0%		—	47	Publix	$10.71
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1,982	107	107	92.9%		—	45	Publix	$19.32
Westchase			FL	Tampa-St. Petersburg-Clearwater	1,998	79	79	95.2%		—	51	Publix	$13.82
Willa Springs	JV-USAA	20%	FL	Orlando	2,000	90	18	100.0%		—	44	Publix	$16.75
			FL			4,802	4,240	92.5%	92.5%	597	1,910
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1,993	53	53	98.1%		—	—	-	$18.12
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1,962	39	39	100.0%		—	—	-	$17.24
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1,990	190	190	94.2%		—	43	Publix	$14.73
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1,984	48	48	97.5%		—	—	-	$15.55
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1,979	71	71	100.0%		—	41	Kroger	$13.52
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	1,990	80	80	95.7%		—	18	Aldi	$13.88
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1,991	101	101	69.2%		—	45	Publix	$13.87

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1,986	90	18	95.0%		—	44	Publix	$14.52
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1,975	120	120	85.4%		—	18	Fresh Market	$17.12
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1,984	92	92	86.4%		—	31	Publix	$15.74
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1,998	81	16	90.8%		—	51	Publix	$12.03
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1,986	137	137	98.5%		—	—	-	$19.38
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1,994	73	15	96.3%		—	48	Publix	$11.59
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1,987	62	62	93.5%		—	—	-	$32.07
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1,987	98	98	94.9%		—	—	-	$24.33
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1,994	79	79	100.0%		—	48	Publix	$11.19
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1,995	99	99	93.8%		—	63	Kroger	$11.58
			GA			1,513	1,318	92.6%	92.6%	—	452
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1,989	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.70
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1,997	123	25	98.8%		—	72	Dominick's	$14.19
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	1,967	63	63	100.0%		—	12	Trader Joe's	$21.66
Hinsdale			IL	Chicago-Naperville-Joliet	1,986	179	179	96.2%		—	70	Dominick's	$12.03
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1,988	99	40	89.8%		—	—	Hobby Lobby	$6.95
Riverside Sq & River's Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1,986	169	68	96.5%		—	74	Dominick's	$14.62
Roscoe Square	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1,981	140	56	89.6%		—	51	Mariano's	$14.61
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2,001	88	18	94.6%		—	66	Dominick's	$14.44
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2,005	86	17	100.0%		—	—	-	$13.55
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1,984	96	38	100.0%		—	63	Dominick's	$11.62
Westbrook Commons			IL	Chicago-Naperville-Joliet	1,984	124	124	92.4%		—	51	Dominick's	$10.86

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Willow Festival			IL	Chicago-Naperville-Joliet	2,007	383	383	98.6%		—	60	Whole Foods, Lowe's	$15.42
			IL			1,816	1,116	96.8%	96.8%	—	607
Airport Crossing			IN	Chicago-Naperville-Joliet	2,006	12	12	88.6%		90	—	(Kohl's)	$17.01
Augusta Center			IN	Chicago-Naperville-Joliet	2,006	15	15	100.0%		214	—	(Menards)	$22.60
Greenwood Springs			IN	Indianapolis	2,004	28	28	75.1%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$13.59
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1,987	86	34	90.5%		64	64	(Kroger)	$16.27
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2,001	53	21	91.5%		—	10	Trader Joe's	$23.06
			IN			193	110	87.8%	87.8%	634	124
Walton Towne Center			KY	Cincinnati-Middletown	2,007	23	23	100.0%		116	116	(Kroger)	$17.52
			KY			23	23	100.0%	100.0%	116	116
Shops at Saugus			MA	Boston-Cambridge-Quincy	2,006	90	90	91.0%		—	11	Trader Joe's	$25.43
Speedway Plaza	JV-C2	20%	MA	Worcester	1,988	149	30	95.4%		—	60	Stop & Shop, Burlington Coat Factory	$14.91
Twin City Plaza			MA	Boston-Cambridge-Quincy	2,004	270	270	94.6%		—	63	Shaw's, Marshall's	$16.74
			MA			509	390	93.9%	93.9%	—	133
Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,966	103	41	97.9%		—	—	-	$21.16
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2,003	206	41	96.3%		49	43	Giant Food, Sears, (Toys "R" Us)	$8.49
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,995	137	55	89.8%		—	70	Shoppers Food Warehouse	$18.03
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1,990	74	29	97.6%		—	40	Green Valley Markets	$13.62
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1,986	81	32	93.3%		—	10	Trader Joe's	$36.00
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,978	22	9	79.8%		—	—	-	$38.57
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,987	43	17	84.1%		—	—	-	$20.06
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2,001	118	30	97.2%		—	54	Safeway	$25.08
Mitchellville Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,991	152	61	92.5%		—	45	Food Lion	$20.44
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1,961	162	65	94.0%		—	41	Giant Food	$12.81
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1,990	125	50	95.1%		—	44	Shoppers Food Warehouse	$16.56

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,960	106	43	99.0%		—	64	Shoppers Food Warehouse	$10.82
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1,987	219	88	100.0%		—	—	-	$14.47
Village at Lee Airpark			MD	Baltimore-Towson	2,005	88	88	97.2%		75	63	Giant Food, (Sunrise)	$25.07
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,985	113	45	94.6%		—	43	Safeway	$18.77
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1,954	69	28	98.1%		—	—	-	$25.11
			MD			1,819	721	95.4%	95.4%	124	517
Fenton Marketplace			MI	Flint	1,999	97	97	34.7%		—	—	-	$16.51
State Street Crossing			MI	Ann Arbor	2,006	21	21	73.3%		147	—	(Wal-Mart)	$23.63
			MI			118	118	41.6%	41.6%	147	—
Brentwood Plaza			MO	St. Louis	2,002	60	60	96.5%		—	52	Schnucks	$9.79
Bridgeton			MO	St. Louis	2,005	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.81
Dardenne Crossing			MO	St. Louis	1,996	67	67	100.0%		—	63	Schnucks	$10.86
Kirkwood Commons			MO	St. Louis	2,000	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO			408	408	99.0%	99.0%	388	179
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1,998	185	46	100.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.31
Calhoun Commons	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1,999	66	17	100.0%		—	50	Whole Foods	$22.08
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1,959	93	37	100.0%		—	44	Lund's	$17.72
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1,991	205	82	96.5%		—	66	Rainbow Foods	$11.30
Rockridge Center	JV-C2	20%	MN	Minneapolis-St. Paul-Bloomington	2,006	125	25	94.6%		—	89	Cub Foods	$11.92
			MN			675	207	98.0%	98.0%	87	311
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1,949	553	166	98.8%		—	87	Harris Teeter, Fresh Market	$17.20
Carmel Commons			NC	Charlotte-Gastonia-Concord	1,979	133	133	99.1%		—	14	Fresh Market	$16.07
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2,003	66	13	100.0%		—	42	Harris Teeter	$15.55
Colonnade Center			NC	Raleigh-Cary	2,009	58	58	96.0%		—	40	Whole Foods	$26.11
Erwin Square			NC	Durham	2,012	90	90	—%		—	53	Harris Teeter	$20.64
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2,002	125	31	96.3%		—	46	Kroger	$9.71
Glenwood Village			NC	Raleigh-Cary	1,983	43	43	100.0%		—	28	Harris Teeter	$14.19
Harris Crossing			NC	Raleigh-Cary	2,007	65	65	92.9%		—	53	Harris Teeter	$8.71
Lake Pine Plaza			NC	Raleigh-Cary	1,997	88	88	95.2%		—	58	Kroger	$11.44

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1,997	123	25	84.5%		—	56	Kroger	$14.16
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1,994	77	19	100.0%		—	50	Harris Teeter	$16.69
Middle Creek Commons			NC	Raleigh-Cary	2,006	74	74	98.4%		—	49	Lowes Foods	$14.37
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1,986	145	58	96.5%		—	19	Trader Joe's	$15.58
Southpoint Crossing			NC	Durham	1,998	103	103	95.9%		—	59	Kroger	$14.85
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1,985	101	20	95.5%		—	24	Fresh Market	$15.74
Woodcroft Shopping Center			NC	Durham	1,984	90	90	95.4%		—	41	Food Lion	$11.71
			NC			1,932	1,075	94.1%	96.8%	—	719
Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1,990	104	42	100.0%		—	60	Shop Rite	$21.88
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1,985	53	21	87.7%		—	34	Acme Markets	$6.35
			NJ			157	63	95.8%	95.8%	—	94
Deer Springs Town Center			NV	Las Vegas-Paradise	2,007	331	331	91.1%		132	—	(Target), Home Depot, Toys "R" Us	$13.47
			NV			331	331	91.1%	91.1%	132	—
Lake Grove Commons	JV-GRI	40%	NY	New York-Northern New Jersey-Long Island	2,008	141	57	100.0%			48	Whole Foods, LA Fitness	$29.68
			NY			141	57	100.0%	100.0%	—	48
Beckett Commons			OH	Cincinnati-Middletown	1,995	121	121	95.7%		—	71	Kroger	$11.10
Cherry Grove			OH	Cincinnati-Middletown	1,997	196	196	98.0%		—	66	Kroger	$10.49
East Pointe			OH	Columbus	1,993	87	87	96.8%		—	59	Kroger	$10.30
Hyde Park			OH	Cincinnati-Middletown	1,995	397	397	97.2%		—	169	Kroger, Biggs	$14.30
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2,005	141	28	100.0%		203	—	Kohl's, (Wal-Mart Supercenter)	$4.88
Kroger New Albany Center			OH	Columbus	1,999	93	93	94.1%		—	65	Kroger	$11.31
Maxtown Road (Northgate)			OH	Columbus	1,996	85	85	100.0%		90	62	Kroger, (Home Depot)	$10.96
Red Bank Village			OH	Cincinnati-Middletown	2,006	164	164	98.0%		—	—	Wal-Mart	$5.79
Regency Commons			OH	Cincinnati-Middletown	2,004	31	31	86.2%		—	—	-	$24.02
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1,966	391	78	86.6%		—	26	Fresh Market, Macy's Furniture Gallery, Toys 'R Us, Dick's Sporting Goods	$17.06

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Westchester Plaza			OH	Cincinnati-Middletown	1,988	88	88	93.8%		—	67	Kroger	$9.49
Windmiller Plaza Phase I			OH	Columbus	1,997	140	140	98.5%		—	101	Kroger	$8.60
			OH			1,934	1,509	96.4%	96.4%	293	686
Corvallis Market Center			OR	Corvallis	2,006	85	85	100.0%		—	12	Trader Joe's	$18.69
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1,979	93	37	94.8%		—	38	Lamb's Thriftway	$12.78
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1,988	149	149	81.7%		—	41	Safeway	$15.65
Northgate Marketplace			OR	Medford	2,011	81	81	98.8%		—	13	Trader Joe's	$11.38
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1,999	88	88	88.5%		—	55	Safeway	$10.01
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1,995	124	124	94.6%		—	50	Albertsons	$17.77
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1,988	54	54	74.8%		—	—	-	$24.66
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2,006	71	71	100.0%		—	57	Whole Foods	$24.92
Walker Center			OR	Portland-Vancouver-Beaverton	1,987	90	90	89.8%		—	—	Bed Bath and Beyond	$26.20
			OR			834	778	91.0%	90.1%	—	265
Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1,958	46	18	100.0%		—	22	Ahart Market	$13.43
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1,960	159	64	93.1%		—	—	-	$17.33
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1,960	214	214	98.4%		—	11	Trader Joe's	$24.96
Hershey			PA	Harrisburg-Carlisle	2,000	6	6	100.0%		—	—	-	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2,006	15	15	100.0%		—	—	-	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2,007	90	90	98.2%		133	—	(Target), Sports Authority	$22.31
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1,988	91	37	96.7%		—	51	Wies Markets	$19.97
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1,970	147	59	91.5%		—	56	Acme Markets	$14.57
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2,005	314	63	99.0%		139	126	Wegmans, (Target)	$15.17
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1,976	134	54	88.3%		—	73	Valley Farm Market	$7.33
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1,999	90	36	100.0%		—	51	Giant Food	$18.83
			PA			1,307	655	96.5%	96.5%	272	390

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Buckwalter Village			SC	Hilton Head Island-Beaufort	2,006	60	60	100.0%		—	46	Publix	$14.28
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1,997	80	32	97.0%		—	38	Publix	$14.14
Murray Landing	JV-M3	25%	SC	Columbia	2,003	64	16	100.0%		—	45	Publix	$12.66
Orangeburg			SC	Charleston-North Charleston	2,006	15	15	100.0%		—	—	-	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1,993	82	41	93.9%		—	66	Publix	$9.61
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1,999	60	12	94.7%		—	47	Bi-Lo	$11.82
			SC			361	176	97.7%	97.7%	—	241
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1,998	11	11	100.0%		—	—	-	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1,998	70	70	95.4%		—	55	Publix	$13.59
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2,006	64	64	94.0%		—	46	Publix	$12.10
Northlake Village			TN	Nashville-Davidson--Murfreesboro	1,988	138	138	86.8%		—	75	Kroger	$11.68
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1,997	110	110	100.0%		—	61	Harris Teeter	$18.01
			TN			392	392	93.6%	93.6%	—	236
Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1,998	139	28	99.0%		—	68	Kroger	$17.64
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1,998	99	20	98.0%		—	83	Kroger	$11.22
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	1,994	138	138	96.8%		—	63	Kroger	$16.41
Hancock			TX	Austin-Round Rock	1,998	410	410	97.9%		—	90	H.E.B., Sears	$13.19
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2,006	28	28	77.6%		81	81	(Kroger)	$20.99
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1,991	15	15	100.0%		—	—	-	$43.47
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2,003	137	68	100.0%		—	79	H.E.B.	$19.33
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1,999	115	115	91.7%		—	64	Tom Thumb	$14.36
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2,003	149	37	90.3%		—	81	H.E.B.	$15.67
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2,002	56	56	93.7%		63	63	(Wal-Mart)	$22.53

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1,990	96	96	96.6%		—	64	Tom Thumb	$18.95
Market at Round Rock			TX	Austin-Round Rock	1,987	123	123	82.9%		—	30	Sprout's Markets	$16.66
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1,987	120	120	97.7%		—	49	Tom Thumb	$16.68
North Hills			TX	Austin-Round Rock	1,995	144	144	99.8%		—	60	H.E.B.	$20.75
Panther Creek			TX	Houston-Baytown-Sugar Land	1,994	166	166	100.0%		—	66	Randall's Food	$16.58
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1,998	92	92	98.8%		—	64	Kroger	$13.48
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2,004	46	46	93.5%		74	74	(Kroger)	$23.99
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1,998	110	22	83.1%		—	61	Kroger	$13.40
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2,004	32	32	72.3%		62	62	(Kroger)	$20.24
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	2,012	243	243	87.9%		—	101	Kroger, Academy	NA
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2,000	129	129	100.0%		—	63	Kroger	$18.88
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2,000	134	27	95.6%		—	65	Kroger	$16.20
Tech Ridge Center			TX	Austin-Round Rock	2,001	187	187	91.8%		—	84	H.E.B.	$19.80
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1,969	170	68	100.0%		—	—	-	$14.79
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1,969	186	74	100.0%		—	52	Randall's Food	$16.95
Westwood Village			TX	Houston-Baytown-Sugar Land	2,006	184	184	98.2%		127	—	(Target)	$16.21
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1,974	104	42	93.8%		—	57	Randall's Food	$16.31
			TX			3,551	2,710	95.1%	95.8%	407	1,624
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2,000	92	92	97.3%		—	49	Giant Food	$22.20
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,996	89	36	98.2%		—	57	Shoppers Food Warehouse	$14.77
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2,004	96	24	94.8%		—	58	Safeway	$17.68
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,996	104	42	100.0%		—	55	Shoppers Food Warehouse	$16.61
Cheshire Station			VA	Washington-Arlington-Alexandria	2,000	97	97	92.6%		—	55	Safeway	$16.14

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Culpeper Colonnade			VA	Culpeper	2,006	132	132	94.0%		127	70	Martin's, (Target)	$14.30
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1,955	76	76	89.2%		—	—	-	$13.30
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,990	165	66	96.9%		—	65	Shoppers Food Warehouse	$23.57
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2,004	105	21	100.0%		124	67	Shoppers Food Warehouse, (Target)	$15.17
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,977	103	41	100.0%		—	50	Giant Food	$21.20
Gayton Crossing	JV-GRI	40%	VA	Richmond	1,983	157	63	92.7%		55	38	Martin's, (Kroger)	$13.95
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,972	340	136	97.8%		—	62	Giant Food	$21.64
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1,971	88	35	86.6%		—	—	-	$7.78
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2,004	154	31	95.0%		143	61	Harris Teeter, (Target)	$20.58
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,960	72	29	100.0%		—	—	-	$34.84
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,966	75	30	97.2%		—	28	Giant Food	$23.19
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2,005	132	26	97.7%		—	63	Shoppers Food Warehouse	$20.14
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2,005	52	10	88.4%		—	—	-	$23.58
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2,003	150	150	80.8%		—	52	Safeway	$12.16
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,977	113	45	100.0%		—	56	Giant Food	$17.75
Shops at County Center			VA	Washington-Arlington-Alexandria	2,005	97	97	97.6%		—	52	Harris Teeter	$19.20
Shops at Stonewall			VA	Washington-Arlington-Alexandria	2,011	308	308	100.0%		—	140	Wegmans, Dick's Sporting Goods	$12.95
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2,004	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.40
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,980	190	76	96.6%		—	47	Giant Food	$17.71
Tysons CVS	JV-O	50%	VA	Washington-Arlington-Alexandria	2,012	13	6	100.0%		—	—	-	NA
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1,991	298	60	91.7%		—	48	Shoppers Food Warehouse, Gold's Gym	$22.24
Village Shopping Center	JV-GRI	40%	VA	Richmond	1,948	111	44	97.2%		—	45	Martin's	$19.13
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,952	105	42	90.7%		—	—	-	$20.99

Portfolio Summary Report by State
September 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1,986	136	54	97.1%		141	59	Safeway, (Target)	$20.96
			VA			3,744	1,888	95.2%	95.2%	589	1,344
Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1,991	107	43	97.5%		—	49	Safeway	$15.31
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1,999	211	42	91.7%		—	49	Safeway	$11.21
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1,956	78	31	100.0%		—	29	Albertsons	$22.86
Grand Ridge			WA	Seattle-Tacoma-Bellevue	2,012	326	326	62.8%		—	45	Safeway, Regal Cinemas	$27.78
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1,985	17	17	88.4%		—	—	-	$31.93
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2,004	101	20	100.0%		—	—	Wholesale Sports	$13.35
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2,005	77	77	91.7%		—	—	LA Fitness	$17.97
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1,987	81	32	85.3%		230	—	(Sears)	$23.26
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1,989	103	103	100.0%		—	41	Quality Foods	$20.85
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1,992	101	101	98.1%		55	55	(Safeway)	$25.35
Southcenter			WA	Seattle-Tacoma-Bellevue	1,990	58	58	97.0%		112	—	(Target)	$27.52
			WA			1,261	852	83.3%	95.9%	397	268
Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1,988	136	54	95.4%		—	51	Piggly Wiggly	$7.79
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1,989	133	53	90.7%		—	69	Pick 'N' Save	$7.73
			WI			269	108	93.1%	93.1%	—	120

Regency Centers Total						40,113	28,179	93.6%	94.3%	6,030	14,390

Portfolio Summary Report by State
September 30, 2012
(in thousands)

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2) Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:		Co-investment Partnership with Oregon
JV-C2:		Co-investment Partnership with Oregon
JV-CCV:		Co-investment Partnership with Oregon
JV-GRI:		Co-investment Partnership with GRI
JV-M3:		Co-investment Partnership with Charter Hall Retail REIT
JV-O:	Other, single property Co-investment Partnerships
JV-RC:		Co-investment Partnership with CalSTRS
JV-RRP:		Regency Retail Partners (closed-end fund)
JV-USAA:		Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	46
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99
Total square footage managed by Regency, but not owned			211

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Parnterships
September 30, 2012
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	1,948	6.9%	$19,039	4.4%	53	18
Kroger	1,916	6.8%	17,735	4.1%	39	12
Safeway	1,552	5.5%	14,765	3.4%	46	22
Supervalu	774	2.7%	9,559	2.2%	25	16
CVS	493	1.7%	7,355	1.7%	45	21
Whole Foods	271	1.0%	7,196	1.7%	9	4
TJX Companies	537	1.9%	6,480	1.5%	25	9
Ahold	369	1.3%	5,175	1.2%	14	11
PETCO	231	0.8%	4,787	1.1%	28	13
Ross Dress For Less	273	1.0%	4,340	1.0%	16	10
H.E.B.	295	1.0%	4,326	1.0%	5	2
Walgreens	150	0.5%	3,906	0.9%	13	4
JPMorgan Chase Bank	62	0.2%	3,392	0.8%	23	4
Starbucks	91	0.3%	3,255	0.7%	77	31
Rite Aid	207	0.7%	3,206	0.7%	24	15
Wells Fargo Bank	68	0.2%	3,189	0.7%	34	20
Bank of America	70	0.2%	3,169	0.7%	25	12
Sears Holdings	417	1.5%	3,095	0.7%	7	2
Sports Authority	141	0.5%	3,063	0.7%	4	1
Harris Teeter	248	0.9%	2,929	0.7%	8	4
Target	350	1.2%	2,884	0.7%	4	2
Toys "R" Us	176	0.6%	2,753	0.6%	7	5
Subway	91	0.3%	2,746	0.6%	105	50
Wal-Mart	435	1.5%	2,466	0.6%	4	1
Hallmark	137	0.5%	2,424	0.6%	43	22
The UPS Store	87	0.3%	2,357	0.5%	87	35
Trader Joe's	90	0.3%	2,316	0.5%	11	5
Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$105
Kroger Total	$34

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant-Owned
Target	1,100	14	18
Kroger	192	7	46
Wal-Mart	372	4	8
Safeway	314	6	52
Sears Holdings	92	1	8
Supervalu	16	1	26
Publix	63	1	54
	2,149

Tenant Lease Expirations
September 30, 2012
(in thousands)

All Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	199	0.8%	$4,128	1.0%	$20.75
2012	363	1.5%	7,206	1.7%	19.85
2013	2,155	8.6%	43,571	10.1%	20.22
2014	2,561	10.3%	50,724	11.7%	19.80
2015	2,227	8.9%	45,338	10.5%	20.36
2016	2,692	10.8%	46,417	10.7%	17.24
2017	3,043	12.2%	57,990	13.4%	19.06
2018	1,505	6.0%	23,504	5.4%	15.62
2019	1,250	5.0%	19,620	4.5%	15.70
2020	1,496	6.0%	22,471	5.2%	15.02
2021	1,226	4.9%	19,174	4.4%	15.64
10 Year Total	18,717	75.0%	340,144	78.6%	18.17
Thereafter	6,237	25.0%	92,520	21.4%	14.83
	24,954	100.0%	$432,663	100.0%	$17.34

Anchor Tenants (3)
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	9	0.1%	$41	—%	$—
2012	92	0.7%	734	0.5%	7.97
2013	548	3.9%	4,319	2.8%	7.88
2014	876	6.3%	8,926	5.8%	10.18
2015	689	4.9%	6,750	4.3%	9.79
2016	1,193	8.5%	9,530	6.1%	7.99
2017	1,400	10.0%	16,145	10.4%	11.53
2018	990	7.1%	10,725	6.9%	10.84
2019	940	6.7%	11,867	7.6%	12.63
2020	1,175	8.4%	14,338	9.2%	12.20
2021	774	5.5%	7,452	4.8%	9.63
10 Year Total	8,686	62.0%	90,827	58.5%	10.46
Thereafter	5,317	38.0%	64,345	41.5%	12.10
	14,003	100.0%	$155,172	100.0%	$11.08

Reflects in place leases as of September 30, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations
September 30, 2012
(in thousands)

Inline Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	190	1.7%	$4,087	1.5%	$21.47
2012	271	2.5%	6,472	2.3%	23.88
2013	1,607	14.7%	39,253	14.1%	24.43
2014	1,685	15.4%	41,797	15.1%	24.81
2015	1,538	14.0%	38,588	13.9%	25.09
2016	1,499	13.7%	36,888	13.3%	24.61
2017	1,643	15.0%	41,845	15.1%	25.46
2018	515	4.7%	12,778	4.6%	24.79
2019	310	2.8%	7,753	2.8%	25.01
2020	320	2.9%	8,134	2.9%	25.40
2021	452	4.1%	11,722	4.2%	25.91
10 Year Total	10,031	91.6%	249,317	89.8%	24.85
Thereafter	920	8.4%	28,175	10.2%	30.63
	10,951	100.0%	$277,491	100.0%	$25.34

Reflects in place leases as of September 30, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
September 30, 2012
(in thousands, except per share numbers)

	2010A	2011A	2012E	1Q12A	2Q12A	3Q12A	4Q12E
FFO / Share (for actuals please see related press release)			$2.34 - $2.39				$.52 - $.57
Core FFO / Share			$2.48 - $2.52				$.55 - $.59
Same Property -- Wholly owned and Regency's pro-rata share of co-investment partnerships:
Same property percent leased at period end	92.8%	93.8%	94.0% - 94.5%	93.6%	94.0%	94.3%
Same property NOI growth without termination fees	—%	0.1%	3.6% - 4.1%	4.2%	3.6%	4.4%
Same property recovery rate	77.0%	76.4%	76% - 78%	75.8%	76.7%	78.6%
Rental rate growth (spaces vacant < 12 months)	(0.1)%	1.2%	2.5% - 5.5%	2.9%	2.1%	11.5%
Percentage Rent -- Consolidated Only	$$2,540	$$2,996	$2,600 - $3,400	$$1,160	$$398	$378
Recovery Rate -- Consolidated Only - All Properties	74.2%	73.3%	74% - 76%	74.4%	75.8%	76.9%
Investment Activity
Regency's Additional 15% Investment in GRI JV	$239,718	$—	$—	$—	$—	$—
Cap rate (average)	9.6%	—%	—%	—%	—%	—%
Acquisitions - (REG Pro-Rata)	$89,722	$110,643	$95,000 - $250,000	$29,000	$6,900	$59,500
Cap rate (average)	6.7%	6.0%	5.2% - 5.7%	5.6%	8.3%	5.0%
Dispositions - (REG Pro-Rata)	$62,600	$91,205	$355,000 - $500,000	$23,100	$38,297	$293,780
Cap rate (average)	8.4%	7.8%	7.5% - 8.0%	7.4%	7.8%	8.1%
Development starts	$6,060	$95,904	$150,000	$58,612	$88,523	$—
Development completions - net costs	$306,188	$445,035	$119,000 - $129,000	$2,110	$24,107	$45,233
Stabilized yield (net dev costs)	7.9%	6.6%	7.5% - 8.8%	10.0%	8.2%	7.0%
Capitalized interest on completions	$607	$241	$500 - $1,400	$13	$443	$536
Transaction profits net of deal costs and taxes	$3,597	$3,742	($1,500) - $0	$1,580	$21	$(447)
Third party fees and commissions	$26,806	$28,980	$24,800 - $26,400	$7,150	$6,469	$6,441

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available					$84,559
NOI from Projects in Development (current quarter)					$262
NOI from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)					$1,940

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
September 30, 2012

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended December 31, 2012		Full Year 2012
Net income attributable to common stockholders	$0.08	0.13	$0.42	0.47
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	0.44	0.44	1.92	1.92
Funds From Operations (1)	$0.52	0.57	$2.34	2.39
Adjustments to reconcile FFO to Core FFO:
One-time additional preferred dividend payment	$—	—	$0.02	0.02
Gain on redemption of preferred units	—	—	(0.02)	(0.02)
Original preferred stock issuance costs expensed	—	—	0.11	0.11
All other non-recurring items	0.03	0.02	0.03	0.02
Core Funds From Operations (1)	$0.55	0.59	$2.48	2.52
Weighted average shares (000's)	90,683		89,928

(1) See the definition of Funds From Operations and Core Funds From Operations included in the Glossary of Terms.

Glossary of Terms
September 30, 2012

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction income or expense, gains or losses from the early extinguishment of debt, development and outparcel gains and losses and other non-core items. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete at the point in time when either (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) two years have passed since the open date for the last tenant leasing space equal to or greater than 20,000 square feet, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, depreciation and amortization divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or a Development Completion that is less than 90% funded or features less than two years of anchor operations. In no event can a Development Completion be termed a Non-Same Property for more than two years.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.